Exhibit (10)(a)      Independent Auditors' Consent

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-38176 of Allstate Life of New York Variable Annuity Account II of Allstate Life Insurance Company of New York on Form N-4 of our report dated February 25, 2000, relating to the financial statements and the related financial statement schedules of Allstate Life Insurance Company of New York and our report dated March 27, 2000, relating to the financial statements of Allstate Life of New York Variable Annuity Account II, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Allstate of New York Variable Annuity Account II of Allstate Life Insurance Company of New York), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.

DELOITTE & TOUCHE LLP

Chicago, Illinois
August 30, 2000


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Exhibit (10)(b)      Consent of Freedman, Levy, Kroll & Simonds

FREEDMAN, LEVY, KROLL & SIMONDS

                                   CONSENT OF

                         FREEDMAN, LEVY, KROLL & SIMONDS

     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement of Allstate Life of New York Variable Annuity Account II (File No. 333-38176).


                                            /s/  Freedman, Levy, Kroll & Simonds
                                            FREEDMAN, LEVY, KROLL & SIMONDS

Washington, D.C.
August 30, 2000